Revenues	6 Months Ended
Jun. 30, 2019
Revenues
Revenues

9. Revenues

The Partnership has recognized the following amounts relating to revenues:

	For the three months ended		For the six months ended
	June 30, 2018	June 30, 2019	June 30, 2018	June 30, 2019
Revenues from time charters	90,569	90,509	189,905	180,696
Revenues from the Cool Pool	1,516	1,296	1,516	4,994
Total	92,085	91,805	191,421	185,690

Revenues from the Cool Pool relate only to the pool revenues received from a GasLog Partners vessel operating in the Cool Pool and do not include the Net pool allocation to GasLog Partners of a gain of $1,024 and $1,058 for the three and six months ended June 30, 2019, respectively ($357 loss for the three and six months ended June 30, 2018).

On June 23, 2019, the GasLog Shanghai exited the pool following a termination agreement dated June 6, 2019 that GasLog entered into with the Cool Pool and Golar in order to assume commercial control of GasLog’s and GasLog Partners’ vessels operating in the spot market.